EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES - OXLEY ACT OF 2002

In connection with the Quarter Report of Rohat Resources, Inc., a Nevada corporation (the “Company”), on Form 10-Q for the quarter ended April 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, the Chief Executive Officer, President, Chairman, and Chief Financial Officer hereby certifies pursuant to 18 U.S.C. §1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the undersigned’s knowledge:

(1) the Report of the Company filed today fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Delara Hussaini
Name:	Delara Hussaini
Title:	Chief Executive Officer,
President and Chairman, Chief Financial Officer

Dated:	June 16, 2008